Exhibit 99.2

News Release

Tailored Brands Announces Confirmation of Plan of Reorganization

Court Approves Plan to Significantly Reduce Debt and Position Company for Future Growth

Emergence from Chapter 11 Expected by the End of November

FREMONT, CA, November 13, 2020 – Tailored Brands, Inc. and certain of its subsidiaries (collectively “Tailored Brands” or the “Company”) today announced that the U.S. Bankruptcy Court for the Southern District of Texas has confirmed the Company’s Plan of Reorganization (the “Plan”). As a result, Tailored Brands expects to successfully emerge from Chapter 11 protection by the end of November, after it has satisfied the customary conditions to the effectiveness of the Plan.

“We are extremely pleased to have reached this milestone. Over the past three months, we have not only continued to advance steadily through this financial restructuring but also implemented new buy online, pick up in store and contactless payment technology to better serve our customers during the pandemic; further curated our assortments to make them more shoppable and relevant; opened our first next generation store in Shenandoah, Texas; developed new partnerships; and continued to advance important diversity, equity and inclusion initiatives, consistent with our corporate values. These and other actions taken while in Chapter 11 are the continuation of a strategic transformation that started well before COVID-19 and will position us to compete and succeed for the long term,” said Tailored Brands President and Chief Executive Officer Dinesh Lathi.

“Our deep appreciation goes out to our employees, customers, vendors, landlords and lenders for the ongoing support they have shown us. We look forward to entering the peak holiday season with this process behind us and to being positioned to grow our business by providing customers with selection, convenience, service and value across all our brands,” Lathi continued.

Under the terms of the Plan, Tailored Brands will emerge with a strengthened capital structure having eliminated $686 million of funded debt from its balance sheet. The capital structure of the reorganized company is expected to consist of a $430 million ABL facility, a $365 million exit term loan and $75 million of cash from a new debt facility to support ongoing operations and strategic initiatives.

Additional resources for customers and other stakeholders can be accessed by visiting the Company’s restructuring website at TailoredStronger.com. Court filings and other documents related to the Chapter 11 process are available at http://cases.primeclerk.com/TailoredBrands, by calling the Company’s claims agent at (877) 461-5690 (Toll-Free) or (347) 817-4089 (Local/International) or by sending an email to TailoredBrandsInfo@PrimeClerk.com.

Tailored Brands is advised in this process by Kirkland & Ellis LLP as legal advisor, PJT Partners as financial advisor and AlixPartners as restructuring advisor.

About Tailored Brands, Inc.

Tailored Brands is a leading omni-channel specialty retailer of menswear, including suits, formalwear and a broad selection of business casual offerings. We help our customers look and feel their best by delivering personalized products and services through our convenient network of stores and e-commerce sites. Our brands include Men's Wearhouse, Jos. A. Bank, Moores Clothing for Men and K&G.

For additional information on Tailored Brands, please visit the Company’s websites at

www.tailoredbrands.com, www.menswearhouse.com, www.josbank.com, www.mooresclothing.com, and www.kgstores.com.

Forward-Looking Statements

This press release contains forward-looking information, including the Company’s statements regarding its financial restructuring, its ability to obtain financing to support its ongoing operations throughout the restructuring, and positioning the Company to meet its full potential. In addition, words such as “expects,” “anticipates,” “envisions,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “guidance,” “may,” “projections,” and “business outlook,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that might cause or contribute to such differences include, but are not limited to: risks related to the bankruptcy process, including the Company’s intentions, beliefs or current expectations concerning the timing of its emergence from Chapter 11 and impact of such emergence on its operations going forward and the terms and conditions of its exit financing, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 process and any additional strategies that we may employ to address our liquidity and capital resources, the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 petitions (the “Chapter 11 Cases”), including with respect to any proposed debtor-in-possession financing; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; the Company’s ability to attract, motivate and retain key executives and other personnel; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary or permanent store closures, additional periods of increases in the number of COVID-19 cases, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, social distancing measures and changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macroeconomic conditions; inflation or deflation; the loss of, or changes in, key personnel; success, or lack thereof, in formulating or executing our internal strategies and operating plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing and polished casual attire; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including COVID-19; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Forward-looking statements are intended to convey the Company’s expectations about the future, and speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all written or oral forward-looking statements that are made by or attributable to us are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Media Contact

Stephanie Randall

TailoredBrands@fticonsulting.com

Investor Contact

John Vazquez

ir@tailoredbrands.com